Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 The undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of United States Basketball League, Inc. on Form 10-KSB for the annual period ended February 29, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operation of United States Basketball League, Inc.

Date: June 16, 2004


/s/ Daniel T. Meisenheimer, III
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Daniel T. Meisenheimer, III
President

Date: June 16, 2004


/s/ Richard C. Meisenheimer
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Richard C. Meisenheimer
Chief Financial Officer